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                                                                EXHIBIT 10.8

                               PURCHASE AGREEMENT


                  PURCHASE AGREEMENT made as of October __, 1996 by and between Aristo International Corporation, a Delaware corporation (hereinafter referred to as "Seller") and the buyer listed on the signature page hereto (hereinafter referred to as "Buyer").

                  WHEREAS, Seller desires to sell and Buyer desires to purchase the Securities (as hereinafter defined) of Seller subject to the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.  PURCHASE AND SALE OF SECURITIES.

                  1.1 Purchase and Sale of Securities. In reliance upon the representations and warranties made herein and subject to the terms and conditions hereof, Seller agrees to issue and sell to Buyer, and Buyer agrees to purchase at the Closing (as herein defined) that number of shares of Seller's Common Stock, par value $.001 per share (the "Common Stock"), specified on the signature page hereto, subject to acceptance and the other conditions set forth herein.

                  The shares of Common Stock of Seller to be sold and purchased at the Closing under this Agreement are hereinafter sometimes referred to as the "Securities."

                  1.2 Purchase Price and Payment for the Securities. In consideration of the sale of the Securities, Buyer agrees that at the Closing, assuming the conditions specified in Section 6.1 are satisfied or waived, it will pay to Seller by certified or bank cashier's check or by wire transfer pursuant to the instructions attached hereto as Exhibit A the aggregate purchase price for the Securities specified on the signature page hereto at a price of $5.00 per share of Common Stock.

                  1.3 Time and Place Closing. The Securities will be sold in one or more closings at such places, dates and times as may be fixed by mutual agreement of Buyer and Seller (each such closing herein called "Closing" and each such closing date herein called the "Closing Date"). The initial Closing shall be held on August 18, 1996, at the offices of Allen & Company Incorporated, 711 Fifth Avenue, New York, New York 10022 or at such other place, date or time as may be fixed by mutual agreement of Buyer and Seller.

                  1.4 Transfer of the Securities. At the Closing, Seller shall deliver or cause to be delivered to Buyer free and
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clear of all liens, claims and encumbrances a certificate or certificates representing the Securities duly registered in the name of Buyer.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF SELLER.

                  2.1 Making of Representations and Warranties. Seller hereby makes the following representations and warranties contained in this Section 2.

                  2.2 Organization and Qualification of Seller. Each of Seller and the subsidiaries (as herein after defined) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own or lease its properties and to conduct the business heretofore conducted by it in the manner and in the places where such properties are owned or leased or such business is conducted by it. The copies of Seller's corporate charter and of Seller's By-laws as amended to date made available to Buyer are complete and correct. Seller's subsidiaries are duly registered or qualified to do business as a foreign corporation in the States of New York, Virginia and California, as applicable and neither the character or location of the properties owned or leased by Seller or the subsidiaries nor the nature of the business transacted by Seller and the subsidiaries makes registration or qualification in any other jurisdiction necessary, except where failure to so qualify would not have a material adverse effect on Seller. Unless the context otherwise requires, Seller, as used in this Agreement includes each of its subsidiaries. Seller's subsidiaries, all of which are wholly-owned, are Aristo Games, Inc., Aristo Entertainment, Inc. and Borta, Inc.

                  2.3 Authority of Seller; No Conflicts. (a) Seller has full power and authority to enter into and perform this Agreement, issue the Securities, and consummate the transactions contemplated hereby. When issued in accordance with this Agreement, the Securities will be validly issued, fully paid and nonassessable. All necessary action, corporate or otherwise, has been taken by Seller to authorize the execution, delivery, and performance of this Agreement, and the same is the valid and binding obligation of Seller enforceable in accordance with its terms.

                           (b) The execution and delivery of this Agreement by
Seller does not, and the issuance of the Securities and the performance of the terms hereof by Seller will not, constitute a default or event of default under, or violate, conflict with, or result in any breach of the terms, conditions, or provisions of: (i) the corporate charter or By-laws of Seller; (ii) the laws or regulations of any jurisdiction or any other governmental requirements; or (iii) any material mortgage, lien, lease,


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agreement, contract, instrument, order, arbitration award, injunction, judgment or decision to which Seller is a party or by which it or its property is bound or materially affected. Except for registering of the Securities and filings with the Securities and Exchange Commission (the "Commission") and applicable state securities administrators, no approval, authorization, license, permit or other action by, or filing with, any federal, state, or municipal commission, board, agency or other governmental authority is required in connection with the execution and delivery by Seller of this Agreement, the issuance of the Securities, or the consummation of the transactions contemplated hereby.

                           (c) Unless otherwise indicated in the Disclosure
Documents, Seller holds all right, title and interest in and to the entire equity interest in each subsidiary, which is referred to in the Disclosure Documents or which holds assets or conducts operations which are material to the business of Seller, free and clear of any liens, claims and encumbrances.

                  2.4 Capital Stock of Seller. (a) The authorized capital of Seller consists of 19,000,000 shares of Common Stock, par value $.001 per share. As of July 31, 1996, 13,959,188 shares of Common Stock were outstanding.

                           (b) Except for: (i) warrants to acquire 648,101
shares of Common Stock at a price of $8.25 per share described in the Disclosure Documents; and (ii) 1,088,287 shares issuable upon exercise of outstanding stock options, at prices ranging from $1.00 to $8.00, granted to employees, directors and consultants, Seller does not have outstanding any securities convertible or exchangeable into shares of any class of its capital stock and Seller is not party to or bound by any outstanding subscriptions, warrants, calls, options, rights, commitments, or agreements of any kind calling for the issuance of shares of any class of its capital stock or for the issuance of any securities convertible or exchangeable, actually or contingently, into shares of any class of its capital stock. Except as set forth in the Disclosure Documents, the issuance and sale of the Securities will not result in the issuance of, or give rise to any obligation of Seller to issue any additional shares of capital stock pursuant to any such subscriptions, warrants, calls, options, rights, commitments or agreements.

                           (c) Except as otherwise stated in the Disclosure
Documents: (i) there are not preemptive or similar rights to purchase or otherwise acquire shares of any class of the capital stock or other securities of Seller pursuant to any provision of law, Seller's corporate charter or by laws, or any agreement to which Seller is party or by which it is bound; (ii) there are no agreements, restrictions or encumbrances binding upon Seller with respect to the sale or voting of any shares of any class of


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capital stock of Seller (whether outstanding or issuable upon conversion or exercise of outstanding securities), other than restrictions on transfer imposed by state and federal securities laws; and (iii) Seller is not party to or bound by any agreement or arrangement requiring it to repurchase, redeem, or retire any shares of any class of its capital stock.

                           (d) All shares of any class of capital stock and all
other securities heretofore issued by Seller have been issued either: (i) pursuant to an effective registration under the Securities Act of 1933, as amended (the "1933 Act"), and qualification under applicable state securities laws; or (ii) in transactions exempt from such registration and qualification. To the best of Seller's knowledge, Seller has not violated the 1933 Act in connection with the issuance of any shares of any class of capital stock or other securities prior hereto.

                           (e) Except for the registration rights granted
pursuant to this Purchase Agreement, or except as otherwise stated in the Disclosure Documents, no person has any right to cause Seller to effect the registration under the 1933 Act of any shares of Common Stock or any other securities (including debt securities) of Seller.

                           (f) All of Seller's stock option plans, and the
number of shares of Common Stock or other securities authorized and reserved for issuance thereunder, are described in the Disclosure Documents.

                  2.5 Disclosure Documents. (a) Seller previously furnished to Buyer a Confidential Private Placement Memorandum dated as of July 15, 1996 (the "Private Placement Memorandum"), and copies of its Annual Report on Form 10-K (excluding exhibits) for the year ended October 31, 1995 and a copy of its Quarterly Reports on Form 10-Q for the quarterly periods ended January 31, 1996 and April 30, 1996 filed with the Commission and any other reports filed by Seller with the Commission under the Securities Exchange Act of 1934 ("1934 Act") subsequent to April 30, 1996 and prior to the date hereof (collectively the "SEC Reports"). Seller previously furnished to representatives of Allen & Company Incorporated copies of the exhibits to Seller's Annual Report on Form 10-K for the year ended October 31, 1995 (the Private Placement Memorandum, the SEC Reports and the material listed on Schedule A are sometimes hereinafter collectively referred to as the "Disclosure Documents"). None of the information contained in the Disclosure Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, which misstatement or omission was not thereafter corrected in a subsequent Disclosure Document.


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                           (b) Each of the balance sheets included in the SEC
Reports (including any related notes and schedules) fairly presents the consolidated financial position of Seller as of its date, and the other financial statements included in the SEC Reports (including related notes and schedules), fairly present the consolidated results of operation or other information included therein of Seller for the periods or as of the dates therein set forth in accordance with generally accepted accounting principles consistently applied during the periods involved (except that the interim reports are subject to normal recurring adjustments which might be required as result of year end audit, and except as otherwise stated therein). The unaudited balance sheet of Seller at October 31, 1995 included in Seller's Quarterly Report on Form 10-Q for the period then ended is hereinafter sometimes referred to as the "Balance Sheet".

                  2.6 Title to Properties; Liens; Conditions of Properties. (a) Except as disclosed in the Disclosure Documents, the Seller has good and marketable title to all of its assets and properties, and all of its leases of real or personal property are valid and subsisting, and no default exists under any provision thereof, the existence of which gives rise to a right of termination by the lessor; and none of Seller's assets and property is subject to any mortgage, pledge, lien, conditional sale agreement, security interest, title restriction, encumbrance or other charge.

                           (b) All machinery and equipment used in Seller's
business are in working order and have been properly maintained, and to the best of Seller's knowledge are free from material defects in construction or design, properly functioning, usable and not obsolete. To the best of Seller's knowledge, its use of the premises occupied by it is in compliance in all material respects with all ordinances, rules, regulations, zoning, business and fire codes, and all other laws and requirements of governmental authorities.

                           (c) To the best of Seller's knowledge, Seller's use
of the properties occupied by Seller is not in material violation of any law, and no notice from any governmental body has been served upon Seller or upon any property occupied by Seller claiming any material violation of any such law, ordinance, code or regulation or requiring, or calling attention to the need for, any material work, repairs, constructions, alterations, or installation on or in connection with said properties which has not been complied with. To the best of Seller's knowledge, it has the right to use such properties occupied by it for the operations presently therein conducted.

                           (d) Seller has not to its knowledge illegally
released or disposed of any hazardous or toxic waste, substance, or materials on any property occupied by it, and Seller does not


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know of any such release or disposal by any other party on any such property.

                  2.7 Payment of Taxes. Seller has filed, or obtained extension of the time to file all federal, state and to the best of Seller's knowledge all local income, withholding, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it and has paid all taxes shown on such reports owing by it, except taxes which have not yet accrued or otherwise become due or which are being contested diligently and in good faith.

                  2.8 Absence of Undisclosed Liabilities. As of the date hereof, Seller has no material liabilities of any nature, whether accrued, absolute, contingent or otherwise (including without limitation liabilities as guarantor or otherwise with respect to obligations of others, or liabilities or taxes due or then accrued or to become due) except liabilities fully reflected or reserved against in the Balance Sheet, disclosed in the Disclosure Documents or specified in any mortgage, contract, agreement, lease, or other arrangement described in the Disclosure Documents. To the best of Seller's knowledge, there is no threatened material claim, debt, liability or obligation (including unpaid federal, state, or local taxes) of any nature or in any amount not fully reflected or reserved against in the Balance Sheet or Disclosure Documents.

                  Except as disclosed in the Disclosure Documents, Seller does not have notes or accounts payable to any person, firm, or corporation which is affiliated with Seller or to any director, officer, or principal stockholder of Seller.

                  2.9 Changes. Except as set forth in the Disclosure Documents, since October 31, 1995:

                           (a) except for continuing operating losses through
the date hereof, there has been no material adverse change in the business, property, financial condition or results of operations of Seller taken as a whole;

                           (b) there has not been any direct or indirect
redemption, purchase or other acquisition of any shares of Seller's capital stock by Seller, or any declaration, setting aside or payment of any dividend or other distribution by Seller in respect of its capital stock;

                           (c) except for the transactions contemplated hereby,
Seller has not incurred any material obligation or liability other than in the ordinary course of its business, has not incurred any contingent liability (as guarantor or otherwise) with respect to the obligations of others, has not transferred or


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otherwise disposed of any material assets other than in the ordinary course of business, and has in all other respects conducted its business in the ordinary course;

                           (d) there has been no damage, destruction or casualty
loss (whether or not covered by insurance) materially and adversely affecting the business, property, financial condition or results of operations of Seller taken as a whole; and

                           (e) except for the transactions described in Section
2.9(b) and except for the granting of options and warrants to purchase shares of Common Stock, Seller has not incurred any obligation or liability to any stockholder, director, or officer of Seller other than in the ordinary course of Seller's business and Seller has not made any loans or advances to any of its stockholders, directors, or officers, except for normal advances for reimbursable expenses.

                  2.10 Patents, Trade Names, Trademarks and Copyrights. All patents, patent applications, service marks, registered trademarks, trademark applications and copyrights of Seller referred to in the Disclosure Documents have been duly registered in, filed in or issued by the United States Patent Office, the United States Register of Copyrights or the corresponding offices of the other countries indicated, and have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and each such country and are either owned by Seller or licensed to Seller under license agreements, copies of which will be supplied to Buyer upon request. Seller represents and warrants that, except as set forth in the Disclosure Documents:

                           (a) to the best of Seller's knowledge, no other
person has an interest in or right or license to use, or the right to license others to use, any of said patents, patent applications, trade names, service marks, registered trademarks, trademark applications, or copyrights;

                           (b) there are no material claims or demands of any
other person pertaining thereto, and no proceedings have been instituted, or are pending or, to the best of its knowledge, threatened, which challenge the rights of Seller in respect thereof;

                           (c) to the best of Seller's knowledge, none of the
said patents, trade names, service marks, trademarks or copyrights is being infringed by others, or is subject to any outstanding order, decree, judgment or stipulation;

                           (d) no proceeding charging Seller with infringement
of any adversely held patent, trade name, service


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mark trademark or copyright has been filed or to the best of Seller's knowledge, is threatened to be filed; and

                           (e) Seller does not, as is not required to, pay any
license fee or royalty to any person for the use of any such patent, trade name, service mark, trademark, or copyright.

                  2.11 Trade Secrets and Customer Lists. Except as otherwise stated in the Disclosure Documents, Seller owns or has the exclusive right to use, all trade secrets, proprietary information, customer lists, formulas, engineering drawings, research, engineering, marketing and other data, and engineering, manufacturing, and production methods, processes, technology, and know-how (collectively, the "Proprietary Information") required for or incidental to the business of Seller. Seller has taken all steps necessary or desirable to keep confidential any information or trade secrets of any third party, including, without limitations, a former employer or any present or past employee of Seller. Seller represents and warrants that, except as set forth in the Disclosure Documents:

                           (a) to the best of Seller's knowledge, no other
person has an interest in or right or license to use, or the right to license others to use, any of the Proprietary Information;

                           (b) there are no material claims or demands of any
other person pertaining thereto, and no proceedings have been instituted, or are pending, or are, to the best of Seller's knowledge, threatened, which challenge the rights of Seller in respect thereto;

                           (c) to the best of Seller's knowledge, none of the
Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment or stipulation;

                           (d) no proceeding charging Seller with infringement
of any adversely held Proprietary Information has been filed, or to the best of Seller's knowledge, is threatened to be filed; and

                           (e) Seller does not, and is not required to, pay any
license fee or royalty to any person for the use of any Proprietary Information.

                  2.12 Contracts. Except as set forth in the Disclosure Documents, Seller is not in material default under any contract, commitment, plan, agreement, instrument, license or lease or under any purchase order or sales order, which default would have a materially adverse effect on the business or financial condition of Seller.

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                 2.13 Unions. The employees of Seller are not now, and never have been, in their capacity as employees of Sellers, represented by any labor union for collective bargaining or any other purpose. To the best of Seller's knowledge, there is no union organizational activity involving Seller or its employees.

                  2.14 Employee Benefit Plans. Except as set forth in the Disclosure Documents, Seller does not have, and has never had, any pension or profit sharing, savings, thrift or other retirement plans (including multi-employer plans).

                  2.15 Litigation. Except as described in the Disclosure Documents, there is no suit, action, or legal, administrative or other proceeding or governmental investigation pending, or, to the best of Seller's knowledge, threatened, anticipated or contemplated against Seller or any of its properties, which, in any single case or in the aggregate, challenges or questions in any respect the validity of, or would prevent or hinder the consummation of, the transactions contemplated by this Agreement or which, if adversely determined, would have a material adverse effect on the properties, assets, condition (financial or otherwise), and business of Seller, and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations which would have any material adverse effect on the properties, assets, condition (financial or otherwise), and business of Seller or which would prevent or hinder the consummation of the transactions contemplated by this Agreement.

                  There are no claims or proceedings against Seller pending, or, to the best of Seller's knowledge, threatened, anticipated or contemplated which, if valid, would constitute or result in a material breach of any representation, warranty or agreement set forth herein.

                  2.16 Compliance with Laws. To the best of its knowledge, except as otherwise stated in the Disclosure Documents, Seller is in compliance in all material respects with all laws, ordinances, rules, regulations and other governmental requirements which apply to the conduct of its business, including, without limitation, all laws and regulations relating to (i) employment and labor relations (including all provisions thereof relating to wages, hours, equal opportunity, discrimination, collective bargaining, and the withholding and payment of social security and all other taxes), (ii) the pollution of the environment and the use or disposal of hazardous or toxic wastes, substances or materials, and (iii) government contracts.

                  Based upon the representations and warranties of Buyer contained in Section 3 of this Agreement and the representations of Allen & Company Incorporated ("Allen") in the Placement Agency Agreement dated July 31, 1996 between Seller and Allen, the offer


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and sale of the Securities pursuant to this Agreement are exempt from the registration requirements of the 1933 Act.

                  2.17 Insurance. With respect to its properties and assets, Seller has in full force and effect insurance against such risks in such amounts as is customary for similar businesses. Except as described in the Disclosure Documents, to the best of Seller's knowledge, all sales of products and performance of services by Seller at all times heretofore were in compliance in all material respects with all of Seller's representations, warranties and agreements, express or implied, and laws, rules, regulations, and requirements of governmental authorities.

                  2.18 Warranty or Other Claim. Except as described in the Disclosure Documents, there are no existing, or to the best of Seller's knowledge, threatened, anticipated or contemplated material claims against Seller, for products which are defective or fail to meet any product warranties.

                  2.19 Licenses and Permits. Except as stated in the Disclosure Documents, Seller holds in good standing, or has applied for, all licenses, permits, authorizations, franchises, consents and orders of all federal, state, local, and foreign governmental bodies necessary to carry on its business as reflected or contemplated in the Disclosure Documents and, to the best of Seller's knowledge, no such licenses, permits, authorizations, franchises, consents or orders will be revoked, terminated or suspended, subject to normal expiration, renewal or reapplication.

                  2.20 Burdensome Agreements. Seller is not subject to or bound by any consent decree, agreement, judgment, decree or order, and, except as otherwise stated in the Disclosure Documents, does not know of or have grounds to know of any basis for any action or governmental proceedings, which may materially and adversely affect the properties, assets, business, prospects or condition, financial or otherwise, of Seller, or will result in the revocation or limitation of any license, permit or franchise held by Seller.

                  2.21 Transactions with Interested Persons. Except as described in the Disclosure Documents, no officer or director of Seller owns directly or indirectly, on an individual or joint basis, any interest (other than a stock or other equity interest of less than 5%) in, or serves as an officer of director of, any customer, competitor or supplier of Seller or any organization which has a material contract or arrangement with Seller.

                  2.22 Misstatements and Omissions. Seller has not made any material misstatements of fact or omitted to state any material fact necessary to make complete, accurate and not


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misleading in all material respects every representation, warranty and agreement set forth herein.

                  2.23 Changes in Business Relationships. Except as otherwise stated in the Disclosure Documents, Seller does not know of any changes or threatened changes in the customer or supplier relationships of Seller, including, without limitation, any discontinuance of contractual relationships.

SECTION 3.                 REPRESENTATIONS AND WARRANTIES OF BUYER.

                  3.1 Making of Representations and Warranties. Buyer hereby makes the representations and warranties contained in this
Section 3.

                  3.2 Accredited Investor. Buyer is an "accredited investor" within the definition set forth in Rule 501 (a) promulgated under the 1933 Act. Buyer understands that Seller is relying on all such information.

                  3.3 Securities Not Registered. (i) Buyer understands that the Securities have not been registered for sale under federal or state securities laws and that the Securities are being offered and sold to Buyer pursuant to one or more exemptions from the registration requirements of such securities laws;
(ii) Buyer understands that in order to satisfy such requirements, Buyer is acquiring the Securities for its own account for investment and not with a view to distribution thereof except in accordance with applicable securities laws and that the representations and warranties contained in this Section 3 are given with the intention that Seller may rely thereon for purposes of claiming such exemption; and (iii) Buyer understands that the Securities cannot be sold by Buyer unless subsequently registered under such laws or unless an exemption from such registration is available.

                  3.4 Securities Acquired for Investment; Limitations on Disposition. Buyer agrees that the Securities will not be sold or otherwise transferred unless (i) a registration statement with respect thereto has become effective under the 1933 Act and state securities laws are complied with; or
(ii) there is presented to Seller an opinion of counsel reasonably satisfactory to Seller that registration under federal and state securities laws is not required; or (iii) pursuant to the provisions of Rule 144 promulgated under the 1933 Act. Buyer consents that any transfer agent of Seller may be instructed not to transfer any Securities, unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate or other instrument representing the Securities (and any certificates or instruments issued in substitution therefor), a legend calling attention to the foregoing restrictions on transferability of such shares stating in substance:


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                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                  3.5 Access to Information. Buyer acknowledges receipt from Seller of the Private Placement Memorandum and the SEC Reports and has had access to information if requested.

                  3.6 Knowledge and Experience. Buyer has the knowledge and experience with investment in securities of issues similar to the Shares in order to enable Buyer to make its own competent evaluation of the merits and risks of the offering and the purchase of the Shares.

SECTION 4.                 COVENANTS OF SELLER.

                  4.1 Making of Covenants and Agreements. Seller makes the covenants and agreements set forth in this Section 4.

                  4.2 Consummation of Agreement. Seller shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement. To this end, Seller will obtain all necessary authorizations or approvals of its Board of Directors to the execution and performance of this Agreement, which shall include as integral parts thereof the issuance to Buyer of the Securities upon the terms and conditions set forth in this Agreement.

                  4.3 Current Public Information. Seller will file all reports required to be filed by it under the 1933 Act or the 1934 Act and the rules and regulations adopted by the Commission thereunder, and will take such further action, upon Buyer's request, as may be reasonably required to enable each such Buyer to sell the Securities pursuant to (i) Rule 144 adopted by the Commission under the 1933 Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

SECTION 5.                 COVENANTS OF BUYER.

                  5.1 Making of Covenants and Agreements. Buyer makes the covenants and agreements set forth in this Section 5.


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
                  5.2 Consummation of Agreement. Buyer shall perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Agreement.

                  5.3 Current Public Information. Buyer shall file all reports required to be filed by it under the 1934 Act and the rules and regulations adopted by the Commission thereunder, including without limitation, as applicable, Schedules 13G, 13D, Form 3, Form 4, and Form 5.

                  5.4 Furnishing of Information. Buyer shall furnish to Seller all information, questionnaires and statements reasonably requested by Seller in connection with Seller's preparation of reports, the Disclosure Documents, proxy materials and other filings under the 1933 Act and the 1934 Act. Buyer shall further furnish to Seller all written information and statements reasonably requested in order for Seller to more fully comply with its commitment under
Section 7 hereof.

SECTION 6.                 CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS.

                  6.1 Conditions. The obligations of Buyer to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction of the following conditions on or prior to the Closing Date except to the extent that any such condition can be and is waived by Buyer:

                           (a) Board of Director Authorization. This Agreement
and the transactions contemplated hereby shall have been duly approved by a majority vote of Seller's Board of Directors.

                           (b) Representations; Warranties; Covenants. Each of
the representations and warranties of Seller contained in Section 2 hereof shall be true and correct in all material respects as though made at the time of and as of the Closing; Seller shall, at or before the Closing, have performed all of its obligations hereunder which by the terms hereof are to be performed on or before the Closing, and Seller shall have delivered to Buyer a Certificate of its President or Vice President dated as of the Closing Date to the foregoing effect.

                           (c) Opinion of Counsel. At the Closing, Buyer shall
have received from Parker Chapin Flattau & Klimpl, LLP, counsel for Seller, an opinion as to this transaction's compliance with or exemption from federal and applicable state securities laws and as to such other matters as are customarily included in opinions relating to transactions of this kind in form reasonably satisfactory to Buyer.

                           (d) Subscription Complete. Seller shall have received
executed agreements, substantially identical to this

Agreement for the purchase of an aggregate of at least       shares of Seller's
Common Stock (inclusive of the shares purchased hereunder) on the same terms and conditions as provided for the purchase of the Securities hereunder (collectively, the "Purchase Agreements").

                           (e) Expense of Counsel. At the Closing, the Seller
shall pay the reasonable fees and expenses of Werbel & Carnelutti, counsel to Allen & Company Incorporated and special counsel to the Buyers for its services in connection therewith.

SECTION 7.                 REGISTRATION.

                  7.1      Definitions.  As used herein:

                           (a) The terms "register," "registered" and
"registration" referred to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act and the declaration or ordering of the effectiveness of such registration statement.

                           (b) For the purposes hereof, the term "Registrable
Securities" means: (i) the Securities, (ii) stock issued in lieu thereof in any reorganization and (iii) stock issued in respect of the stock referred to in (i) and (ii) as a result of a stock split, stock dividend, recapitalization or combination. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been transferred in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the 1933 Act, or provided that at the time such securities are proposed to be sold, they may be sold under Rule 144 without any limitation on the amount of such securities which may be sold or (c) they shall have ceased to be outstanding.

                           (c) The terms "Holder" or "Holders" mean any person
or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 3.4 hereof who hold Registrable Securities.

                  7.2 Optional Registrations. If at any time or times after the date hereof Seller shall determine to register any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of the Common Stock under the 1933 Act (whether in connection with a public offering of securities by the Company (a "primary offering"), a public offering of securities by shareholders (a "secondary offering"), or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the 1933 Act is applicable, Seller will promptly give written notice thereof to the Holders of Registrable Securities then outstanding. In connection with any such registration, if within 30 days after their receipt of such notice any one or more of the Holders of Registrable Securities request the inclusion of some or all of the Registrable Securities owned by them in such registration, Seller will notify all of the Holders of its receipt of such request, and will use its best efforts to effect the registration under the 1933 Act of all Registrable Securities which such Holders may request in a writing delivered to Seller within 15 days after the notice given by Seller with respect to its receipt of such request; provided, however, that in the case of the registration of shares of the Common Stock by Seller in connection with an underwritten public offering, if the underwriter determines that the registration of securities in excess of any amount to be registered by Seller would adversely affect such offering then Seller may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant to the notice described herein. Seller shall advise all Holders of Registrable Securities promptly after such determination by the underwriter, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the securities to be sold by Seller shall be included in such registration and underwriting and the number of additional shares that may be included in the registration and underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to their respective holdings of Registrable Securities. All expenses of the registration and offering and the reasonable fees and expenses of one independent counsel for the Holders shall be borne by Seller, except that the Holders shall bear underwriting and selling discounts and commissions attributable to their Registrable Securities being registered and transfer taxes on shares being sold by such Holders. Without in any way limiting the types of registrations to which this Section 7.2 shall apply, in the event that Seller shall effect a "shelf registration" under Rule 415 of the 1933 Act or any other similar rule or regulation, Seller shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their shares in such registration in accordance with the terms of this Section 7.2.

                  7.3 Required Registrations. After January 15, 1997 one or more of the Holders of Registrable Securities then outstanding may notify Seller in writing that he or they (i) intend to offer or cause to be offered for public sale all or any portion of his or their Registrable Securities having an aggregate proposed offering price of not less than $500,000 (such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders) and (ii) request that Seller cause such Registrable Securities to be registered under the 1933 Act; provided, however, that only three requests for registration may be made under this Section 7.3 and no request may be made within 180 days of a preceding request hereunder. Upon receipt of such notification, Seller will notify all of the Holders of Registrable Securities who would be entitled to notice of a proposed registration under Section 7.3 above of its receipt of such notification. Upon the written request of any such Holder delivered to Seller within 20 days after Seller giving such notification, Seller will use its best efforts to cause such of the Registrable Securities as may be requested by any Holders (including the Holder or Holders giving the initial notice of intent to register hereunder) to be registered under the 1933 Act as promptly as practicable in accordance with the terms of this Section 7.3; provided, however, that unless such registration becomes effective, such registration shall not be counted as one of the three requests for registration that may be made under this Section 7.3. If requested in writing by Seller, the Holders participating in a registration under this Section 7.3 shall negotiate in good faith with one or more underwriters selected by Seller with regard to the underwriting of such registration. All expenses of such registration and offerings and the reasonable fees and expenses of one independent counsel for the Holders shall be borne by Seller; provided, however, that (i) Seller shall have no liability for such expenses if such registration does not become effective due solely to the action or failure to act of any Holder requiring such registration and (ii) the Holders shall bear underwriting and selling discounts and commissions attributable to their Registrable Securities being registered and transfer taxes on shares being sold by such Holders. Seller may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 180 days during any 12 month period, if Seller has been advised by legal counsel, which counsel shall be reasonably acceptable to the Holders of Registrable Securities, that such filing would require the disclosure of a material transaction or other matter and Seller determines reasonably and in good faith that such disclosure would have a material adverse effect on Seller.

                  7.4 Form S-3. Seller shall use its reasonable best efforts to continue to qualify at all times for registration of its capital stock on Form S-3 or a comparable successor form. After January 15, 1997 and so long as Seller is eligible to use Form S-3 under the 1933 Act or such successor form, one or more of the Holders of Registrable Securities shall have the right to request and have effected up to three registrations of Registrable Securities on Form S-3 or such successor form for a public offering of shares of Registrable Securities having an aggregate proposed offering price of not less than $250,000 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders). Seller shall give notice to all of the Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 7.4 and shall provide a reasonable opportunity for such Holders to participate in such a registration. Subject to the foregoing and the provisions of applicable law, Seller will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 or such successor form to the extent requested by the Holder or Holders thereof. If so requested by any Holder in connection with a registration under this Section 7.4, Seller shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective until all of such Holder's Registrable Securities registered thereunder are sold. All expenses in connection with a registration requested pursuant to this Section 7.4 and the reasonable fees and expenses of one independent counsel for the Holders shall be borne by Seller; provided, however, that (i) Seller shall have no liability for such expenses if such registration does not become effective due solely to the action or failure to act of any Holder requiring such registration and (ii) the Holders shall bear underwriting and selling discounts and commissions attributable to their Registrable Securities being registered and transfer taxes on shares being sold by such Holders. Seller may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 180 days, if Seller has been advised by legal counsel, which counsel shall be reasonably acceptable to the Holders of Registrable Securities, that such filing would require the disclosure of a material transaction or other factor and Seller determines reasonably and in good faith that such disclosure would have a material adverse effect on Seller with respect to the registration of the Registrable Shares. Holders of Registrable Securities will not be permitted to require Seller to file a Registration Statement pursuant to this Section 7.4 more frequently than once every 6 months.

                  7.5 "Market Stand-Off Agreement. Each Holder agrees, if requested by Seller and an underwriter of Common Stock of Seller, not to sell or otherwise transfer or dispose of any Common Stock held by it during the 90-day period following the effective date of a registration statement of Seller filed under the 1933 Act, provided that:

                           (a) Such agreement only applies to the first such
registration statement of Seller filed after the date hereof including securities to be sold on its behalf to the public in an underwritten offering; and

                           (b) All executive officers and directors of Seller
enter into similar agreements.

                  Such agreement shall be in writing in a form reasonably satisfactory to the Holder, Seller and such underwriter. Seller may impose stop transfer instructions with respect to the Securities subject to the foregoing restriction until the end of the 90-day period.

                  7.6 Further Obligations of Seller. Whenever Seller is required under this Section 7 to register any Registrable Securities, it agrees that it shall also do the following:

                           (a) Use its best efforts to diligently prepare and
file with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective (but, in the case of registration under Section 7.2, for no more than 180 days after the initial effective date of the registration statement) and to comply with the provisions of the 1933 Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering;

                           (b) Furnish to each selling Holder such copies of
each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of his or its Registrable Securities;

                           (c) Enter into any reasonable underwriting agreement
required by the proposed underwriter for the selling Holders, if any;

                           (d) Use its best efforts to register or qualify the
securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Holder may reasonably request, provided that Seller shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business or subject itself to taxation or general service of process therein;

                           (e) Immediately notify each selling Holder, at any
time when a prospectus relating to his or its Registrable Securities is required to be delivered under the 1933 Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statement therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                           (f) Cause all such Registrable Securities to be
listed on or included in each securities exchange or quotation system (other than PORTAL) on which the Common Stock is then listed;

                           (g) Otherwise use its best efforts to comply with all
applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable after the close of the period covered thereby an earnings statement of Seller which will satisfy the provisions of Section 11(a) of the 1933 Act;

                           (h) Obtain and furnish to each selling Holder,
immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a cold comfort letter from Seller's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

                           (i) Choose the underwriters, auditors, Company legal
counsel and financial printer to be engaged by Seller in any such registration.

                  7.7 Expenses of Registration. All expenses incurred in connection with any registration pursuant to this Section 7, including without limitation, all registration, filing and qualification fees (including those attributable to the Registrable Securities), printing expenses, fees and disbursements of counsel for the Seller and expenses of any comfort letters or special audits of the Seller's financial statements incidental to or required by such registration (excluding discounts and commissions and fees of the Buyers' counsel), shall be borne by the Seller.


SECTION 8.                 INDEMNIFICATION.

                  8.1 Indemnification of Buyer. Seller agrees to indemnify and hold harmless, to the extent permitted by law, Buyer its directors, officers, employees and the persons who control Buyer (within the meaning of the 1933 Act) against any and all losses, claims, damages, liabilities and expenses caused by
(i) any breach of the representations, warranties, covenants and agreements of Seller contained in this Agreement; or (ii) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus or any amendment thereof or supplement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Seller by Buyer expressly for use in such registration statement or prospectus, or by Buyer's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto (it being acknowledged that Seller has agreed to furnish Buyer with a sufficient number of copies of the same).

                  8.2 Indemnification of Seller. Buyer agrees to furnish to Seller in writing such information and affidavits as Seller reasonably requests for use in connection with any registration statement or prospectus and agrees to indemnify and hold harmless, to the extent permitted by law, Seller, its directors and officers and each person who controls Seller (within the meaning of the 1933 Act) against any and all losses, claims, damages, liabilities and expenses caused by (i) any breach of the representations, warranties, covenants, and agreements of Buyer contained in this Agreement; (ii) any untrue or alleged untrue statement of material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained or omitted in any information or affidavit so furnished in writing by such Buyer, and in no event will Buyer be obligated to indemnify Seller, its directors, officers or any person who controls Seller in an amount in excess of the proceeds to be derived from the sale of Securities being purchased by Buyer under this Agreement in the offering giving rise to a claim for indemnification; or (iii) Buyer's failure to comply with the prospectus delivery requirements under the 1933 Act.

                  8.3 Defense of Action. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed by the indemnifying party, the indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). If for any reason the indemnification provided above is unavailable to an indemnified party or insufficient to hold such person harmless as contemplated above, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party and any other relevant equitable considerations. If such defense is not assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the opinion of counsel to the Buyers or Seller, as the case may be, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

SECTION 9.                 TERMINATION OF AGREEMENT.

                  9.1 Termination. At any time prior to the Closing, this Agreement may be terminated (i) by mutual consent of the parties; (ii) by either party, upon written notice to the other, if there has been a material misrepresentation, breach of warranty or breach of covenant by the other party in its representations, warranties and covenants set forth herein; or (iii) by Buyer, if the conditions stated in Section 6.1 have not been satisfied or waived at or prior to the Closing.

                  9.2 Effect of Termination. If this Agreement is terminated as above provided, all obligations of the parties to be performed on or subsequent to the effective date of termination as above provided shall terminate without further liability of either party to the other. In the event that this Agreement is terminated, each party will return all papers, documents, financial statements and other data furnished to it by or with respect to each other party to such party (including any copies thereof made by the first party).

SECTION 10.                RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING.

                  10.1 Survival of Warranties. All representations, warranties, agreements, covenants and obligations herein or in any schedule, exhibit, certificate or financial statement delivered by Seller to Buyer incidental to the transactions contemplated hereby shall be deemed to have been relied upon by the other party hereto, and with respect to representations and warranties, shall survive for a period of one (1) year following the Closing. All agreements, covenants and obligations shall survive the Closing regardless of any investigation made by or on behalf of either party hereto and shall not merge in the performance of any obligation by either party hereto.

SECTION 11.                MISCELLANEOUS.

                  11.1 Law Governing. This Agreement shall be construed under and governed by the laws of the State of New York.

                  11.2 Finder's Fees.

                           (a) The Seller (i) represents and warrants that,
except for the engagement by Seller of Allen & Company Incorporated as placement agent, it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and hold harmless the Buyers of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Seller, or any of its employees or representatives, are responsible.

                           (b) Each Buyer (i) represents and warrants that it
has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold harmless the Seller and the other Buyers of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Buyer, or any of Buyers' employees or representatives, are responsible.

                  11.3 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered or mailed by certified or registered mail:

                  To Seller:

                                            Aristo International Corporation
                                            152 West 57th Street
                                            New York, New York 10019
                                            Attention: President

                    with a copy to:

                                            Parker Chapin Flattau & Klimpl
                                            1211 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Harry I Rothman, Esq.

                  To Buyer:
                                            At the address specified on
                                            the signature page hereto
                             with a copy to:

                                            Werbel & Carnelutti
                                            711 Fifth Avenue
                                            New York, New York 10022
                                            Attention: Valerie A. Price

or to such other address of which either party may notify the other party.

                  11.4 Entire Agreement. This Agreement, including the Exhibits and Schedules referred to herein, is complete and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by either party hereto, have been expressed herein or in such Exhibits or Schedules.

                  11.5 Assignability. This Agreement may not be assigned by either Buyer or Seller without the prior written consent of the other party. Notwithstanding the foregoing, the Buyer may assign its rights under the Agreement in connection with the transfer of its interest in the underlying Securities provided that with respect to any such assignment by Buyer (a) the buyer is an "accredited investor" as defined in Section 501(a) of Regulation D under the 1933 Act; (b) such buyer acquires such Securities from Buyer in a privately negotiated, non-market transaction pursuant to the so called 4(1 1/2) exemption under the 1933 Act; and (c) such buyer executes and delivers to Seller a writing evidencing such buyer's agreement to be bound by the terms of this Agreement and such questionnaires as Seller may reasonably request documenting such buyer's status as an accredited investor. In addition, Buyer may assign his rights under this Agreement to members of his immediate family or trusts for their own benefit or to other entities which own or control, or are owned or controlled by Buyer; provided that such transfers meet the conditions of clauses
(b) and (c) of the immediately preceding sentence. Assignees to which assignment is made in accordance with this Section are hereinafter referred to as "Permitted Assignees". This Agreement shall be enforceable by and shall inure to the benefit of and be binding upon the parties hereto and their successors and Permitted Assignees and no others.

                  11.6 Fees and Expenses. Except for the fees and disbursements of special counsel to the Buyers of the Securities as provided in Section 6.1(e) hereof, each of the parties will bear its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

                  11.7 Publicity and Disclosure. Except as may be required by federal securities laws, no press release or public disclosure, either written or oral, of the transactions contemplated by this Agreement, shall be made by either party hereto without the prior approval of the other party hereto.

                  11.8 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  11.9 Amendments and Waivers. Except as otherwise provided herein, any provision in any of the Purchase Agreements may be amended or waived only if the Seller shall obtain the written consent of the holders of a majority in interest of the Securities purchased form Seller pursuant to the Purchase Agreements.

                  11.10 Limitation of Trustee, Officer and Shareholder Liability. The undersigned is a series of a Massachusetts business trust (the "Trust"). Seller hereby acknowledges that this Subscription Agreement and the agreements, documents and instruments executed in connection herewith (collectively, the "Documents") relate solely to the undersigned and not to any other series of the Trust. Seller hereby agrees that, in seeking to enforce any of its rights under any of the Documents, it will look solely to the undersigned, and not to any other series of the Trust, and that all such other series shall have no liabilities or obligations under the Documents. Additionally, notice is hereby given that the Documents are executed on behalf of the trustees of the Trust as trustees and not individually and that the obligations of the Buyer under the Documents are not binding upon any of the trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the undersigned.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

SELLER:           ARISTO INTERNATIONAL CORPORATION


                  -----------------------------
                  Name:
                  Title:

BUYER:            If an individual:             If an entity:


                  ---------------------         -------------------------
                                                Print name of entity above


                                                By:
                                                   --------------------------
                                                   Name:
                                                   Title:
NUMBER OF SHARES
PURCHASED: _______________

THE FOLLOWING INFORMATION MUST BE COMPLETED BY ANY BUYER:

(a)      Name of Buyer:____________________

(b)      Address:___________________________________________________

                     Attention:_________________________________________

(c) Social Security Number or Federal Identification Number of individual or entity specified in (a):_____________________

(d) Nominee Name for Stock Certificate, if different than specified in (a):___________________________________________

(e) Name and Address of Contact to forward correspondence and documentation if different than as specified in (b):
         Address:___________________________________________________

                     Attention:_________________________________________

(f) Name and Address of Contact to forward Stock Certificate if different than as specified in (b):
         Address:___________________________________________________

                     Attention:_________________________________________

         Special Instructions,
         if any: ___________________________________________________

                                    EXHIBIT A


Allen & Company Incorporated, ("Allen") acting as placement agent for Aristo International Corporation (the "Company") requests that you use the following wire transfer instructions to forward payment for shares purchased in the Private Placement. Allen will wire funds to the Company against delivery of certificates upon satisfactory completion of documentary requirements.


Chase Manhattan Bank Wire Instructions:

Chase Manhattan Bank
1 Chase Manhattan Plaza
ABA#: 021000021
A/C Name: Allen & Company Incorporated
A/C#: 610-661-566
Attn: Terry McCarthy
Re: Aristo [--Insert Name of Investor--]

Any questions in this connection may be directed as follows:

Contact at Allen regarding the investments are:
Dara Khosrowshahi (212) 339-2266

Contact at Werbel & Carnelutti, counsel to the placement agent:
Valerie Price     (212) 906-8751